INVESTMENT IN EQUITY SECURITIES	12 Months Ended
Dec. 31, 2021
Investments, Debt and Equity Securities [Abstract]
INVESTMENT IN EQUITY SECURITIES	INVESTMENT IN EQUITY SECURITIES
During 2016, we purchased 4.1 million shares of RESI common stock. This investment is reflected in the accompanying consolidated balance sheets at fair value and changes in fair value are included in other income (expense), net in the accompanying consolidated statements of operations and comprehensive income (loss). As of December 31, 2021 and December 31, 2020, we held no shares of RESI common stock. During the year ended December 31, 2020 we recognized an unrealized gain from the change in fair value of $4.0 million in the consolidated statements of operations and comprehensive income (loss) (no comparative amount for the year ended December 31, 2021).
The unrealized gain for year ended December 31, 2020 included $4.1 million of net gains recognized on RESI shares sold during the period (no comparative amount for the year ended December 31, 2021). During the year ended December 31, 2020 we earned dividends of $0.5 million related to this investment (no comparative amount for the year ended December 31, 2021).
During the year ended December 31, 2020, the Company sold all of its remaining 3.5 million shares for net proceeds of $46.6 million. As required by our senior secured term loan agreement, the Company used the net proceeds to repay a portion of its senior secured term loan.